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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 6, 2003
              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 10, 2002

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                  333-04343-01            76-0502785
  (STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 6, 2003, Sterling Chemicals, Inc., a Delaware corporation ("Sterling"), issued a press release to announce that Mr. David G. Elkins had retired as President and Co-Chief Executive Officer of Sterling and that Mr. Richard K. Crump is now the sole Chief Executive Officer of Sterling and will exercise the duties and powers of President until Sterling's Board of Directors formally appoint him President. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS


Exhibit 99.1 Press release dated January 6, 2003 announcing the retirement of Mr. David G. Elkins as President and Co-Chief Executive Officer of Sterling.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On December 10, 2002, Sterling's Board of Directors approved a change in its fiscal year end from September 30 to December 31. Sterling will file a transition report on Form 10-Q for the three months ended December 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STERLING CHEMICALS, INC.

Date:  January 6, 2003

                                             By: /s/ R. K. CRUMP
                                                --------------------------------
                                             Name: Richard K. Crump
                                             Title: Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit 99.1 Press release dated January 6, 2003 announcing the retirement of Mr. David G. Elkins as President and Co-Chief Executive Officer of Sterling.